                                                                   EXHIBIT 99.02

05/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES
Beginning of the Month Principal Receivables:                       $         1,164,044,631.90
Beginning of the Month Finance Charge Receivables:                  $            71,961,365.59
Beginning of the Month Discounted Receivables:                      $                     0.00
Beginning of the Month Total Receivables:                           $         1,236,005,997.49

Removed Principal Receivables:                                      $                     0.00
Removed Finance Charge Receivables:                                 $                     0.00
Removed Total Receivables:                                          $                     0.00

Additional Principal Receivables:                                   $                     0.00
Additional Finance Charge Receivables:                              $                     0.00
Additional Total Receivables:                                       $                     0.00

Discounted Receivables Generated this Period:                       $                     0.00

End of the Month Principal Receivables:                             $         1,133,414,640.61
End of the Month Finance Charge Receivables:                        $            74,061,173.29
End of the Month Discounted Receivables:                            $                     0.00
End of the Month Total Receivables:                                 $         1,207,475,813.90

Special Funding Account Balance                                     $                     0.00
Aggregate Invested Amount (all Master Trust Series)                 $         1,000,000,000.00
End of the Month Seller Amount                                      $           133,414,640.61
End of the Month Seller Percentage                                                      11.77%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                RECEIVABLES

       30-59 Days Delinquent                                        $            35,128,293.04
       60-89 Days Delinquent                                        $            25,872,767.09
       90+ Days Delinquent                                          $            51,627,283.07
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05/99                                                                     Page 2

       Total 30+ Days Delinquent                                    $         112,628,343.20
       Delinquent Percentage                                                           9.33%

Defaulted Accounts During the Month                                 $          10,902,736.86
Annualized Default Percentage                                                         11.24%

Principal Collections                                                         133,416,767.37
Principal Payment Rate                                                                11.46%

Total Payment Rate                                                                    12.50%

INVESTED AMOUNTS

       Class A Initial Invested Amount                              $         230,000,000.00
       Class B Initial Invested Amount                              $          20,000,000.00

INITIAL INVESTED AMOUNT                                             $         250,000,000.00

       Class A Invested Amount                                      $         322,000,000.00
       Class B Invested Amount                                      $          28,000,000.00

INVESTED AMOUNT                                                     $         350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                        30.07%
PRINCIPAL ALLOCATION PERCENTAGE                                                       30.07%

MONTHLY SERVICING FEE                                               $             583,333.34

INVESTOR DEFAULT AMOUNT                                             $           3,278,452.97

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                           92.00%

       Class A Finance Charge Collections                           $           6,244,115.73
       Other Amounts                                                $                   0.00

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05/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                       $          6,244,115.73

       Class A Monthly Interest                                     $          1,326,125.69
       Class A Servicing Fee                                        $            536,666.67
       Class A Investor Default Amount                              $          3,016,176.73

TOTAL CLASS A EXCESS SPREAD                                         $          1,365,146.64

REQUIRED AMOUNT                                                     $                  0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                           8.00%

       Class B Finance Charge Collections                           $            542,966.56
       Other Amounts                                                $                  0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $            542,966.56

       Class B Monthly Interest                                     $            120,051.94
       Class B Servicing Fee                                        $             46,666.67

TOTAL CLASS B EXCESS SPREAD                                         $            376,247.95

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                 $          1,741,394.59

       Excess Spread Applied to Required Amount                     $                  0.00

       Excess Spread Applied to Class A Investor                    $                  0.00
       Charge Offs

       Excess Spread Applied to Class B Items                       $            262,276.24

       Excess Spread Applied to Class B Investor                    $                  0.00
       Charge Offs
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05/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                        $           20,159.03
       Collateral Fee

       Excess Spread Applied to Cash Collateral                     $                0.00
       Account

       Excess Spread Applied to other amounts owed                  $                0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                         $        1,458,959.32

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                   $        4,086,060.94

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                      $                0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to                 $                0.00
       Required Amount

       Excess Finance Charge Collections Applied to                 $                0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                 $                0.00
       Class B Items

       Excess Finance Charge Collections Applied to                 $                0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                 $                0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                 $                0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                 $                0.00
       other amounts owed Cash Collateral Depositor

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05/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                      7.13%
       Base Rate (Prior Month)                                                        7.15%
       Base Rate (Two Months Ago)                                                     7.17%

THREE MONTH AVERAGE BASE RATE                                                         7.15%

       Portfolio Yield (Current Month)                                               12.03%
       Portfolio Yield (Prior Month)                                                 12.51%
       Portfolio Yield (Two Months Ago)                                              15.63%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                  13.39%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                         92.00%

       Class A Principal Collections                                $         36,908,948.21

CLASS B PRINCIPAL PERCENTAGE                                                          8.00%

       Class B Principal Collections                                $          3,209,473.77

TOTAL PRINCIPAL COLLECTIONS                                         $         40,118,421.98

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $                  0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                               $         26,833,334.00
       Deficit Controlled Amortization Amount                       $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                                      $         26,833,334.00

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05/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                             $                    0.00
       Deficit Controlled Amortization Amount                     $                    0.00

CONTROLLED DISTRIBUTION AMOUNT                                    $                    0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                         $           13,285,087.98
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                      $                    0.00

CLASS B INVESTOR CHARGE OFFS                                      $                    0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $                    0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $                    0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                            $           45,243,333.24
       Available Cash Collateral Amount                           $           45,243,333.24

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                         $                    0.00
       Class B Interest Rate Cap Payments                         $                    0.00

TOTAL DRAW AMOUNT                                                 $                    0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $                    0.00


                                       First USA Bank, NA,
                                       as Servicer


                                       By:  /s/ TRACIE KLEIN
                                           ------------------------------
                                                Tracie H. Klein
                                                First Vice President